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                          SEI INSURANCE PRODUCTS TRUST

                        SEI VP INTERNATIONAL EQUITY FUND
                       SEI VP EMERGING MARKETS EQUITY FUND
                          SEI VP CORE FIXED INCOME FUND

                     SUPPLEMENT DATED JULY 13, 2000, TO THE
        STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED APRIL 5, 2000.


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH SAI.


SEI VP INTERNATIONAL EQUITY FUND AND SEI VP EMERGING MARKETS EQUITY FUND

The Board of Trustees of SEI Insurance Products Trust (the "Trust") has approved the use of equity-linked warrants as an additional investment vehicle for the SEI VP International Equity Fund and SEI VP Emerging Markets Equity Funds (the "Funds"). On page S-15 of the SAI of the Trust, after the first full paragraph, the following is inserted:

EQUITY-LINKED WARRANTS - Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position the shares are sold and the warrant redeemed with the proceeds.

Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants: The investor will bear the full counterparty risk to the issuing broker, (but the sub-advisers can mitigate this by only purchasing from issuers with the highest credit rating). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

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The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants.

SEI VP CORE FIXED INCOME FUND

The Board of Trustees of SEI Insurance Products Trust (the "Trust") has approved amending the investment policies of the Trust's SEI VP Core Fixed Income Fund (the "Fund") to permit the Fund to include securities on a when-issued or delayed-delivery basis, including TBA ("to be announced") mortgage-backed securities, as part of its primary investment strategy. On page S-7 of the Trust's SAI, the second paragraph under the heading "SEI VP Core Fixed Income Fund" is modified to include "(viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities." at the end of the paragraph. The third paragraph is modified by deleting "(iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities," and renumbering the remaining items in the paragraph as applicable.


The SAI is hereby amended to reflect this change.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.